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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                       AMENDMENT TO APPLICATION OR REPORT
                      FILED PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)

                                     1-8260
                            (Commission File Number)

                                 AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated November 13, 1996, as set forth on the pages attached hereto:

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             PRIMARK CORPORATION
                                             (Registrant)

Date: January 7, 1997                        By: /s/ STEPHEN H. CURRAN
                                             -----------------------------------

                                             Stephen H. Curran
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired:

In accordance with the amendments to 210.3-05, provided by SEC release numbers 33-7355 and 34-37802 "Streamlining Disclosure Requirements Relating to Significant Business Acquisitions," stand alone financial statements related to this acquisition are not required.

(b) Pro Forma Financial Information:

In accordance with the amendments to 210.11-01, provided by SEC release numbers 33-7355 and 34-37802 "Streamlining Disclosure Requirements Relating to Significant Business Acquisitions," pro forma financial statements related to this acquisition are not required.